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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 2, 2000

                              MARKEL CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Virginia
        (State or other jurisdiction of incorporation or organization)

                001-15811                           54-1959284
               (Commission                      (I.R.S. employer
               file number)                  identification number)

           4521 Highwoods Parkway, Glen Allen, Virginia  23060-3382
                   (Address of principal executive offices)
                                  (Zip code)

                                (804) 747-0136
             (Registrant's telephone number, including area code)


             (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  Other Matters

Attached are materials which were presented to shareholders on May 24, 2000 at the Annual Shareholders' Meeting. In order to effect wide distribution of this material, the Company is disseminating this information in a Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

         The Exhibits listed on the Exhibit Index are filed as part of this report.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MARKEL CORPORATION

Date: June 2, 2000                  By: /s/Darrell D. Martin
                                    ------------------------
                                    Executive Vice President
                                    And Chief Financial Officer



                                 EXHIBIT INDEX

99.1 Shareholder presentation slides as presented at the Markel Corporation Annual Shareholders' Meeting on May 24, 2000.*


         * Included herein